Exhibit 10 (m)

POLICY FOR EMPLOYEES DISPLACED THROUGH JOB ELIMINATION

It is the policy of Kansas City Life that if staff reductions occur, the following guidelines will be observed for those affected employee who have more than 409 Hay points:

1.	Departments will be reduced in size by either eliminating existing jobs or by reorganizing the department’s work and creating new jobs. In either case, the following factors will be considered in selecting employees to remain in the department:

A.	Job requirements/qualifications for the remaining or new jobs including but not limited to skills, knowledge, ability to learn, and education requirements needed to perform the job.

B.	The employee’s employment history including but not limited to job experience, attitude, ability to learn and accomplishments on prior jobs.

C.	Current performance evaluations.

D.	Years of service.

2.	Employees selected to stay in the department, in remaining jobs or newly-created jobs, must perform the duties at an acceptable performance level within 90 days of the start date.

3.	Employees not selected to stay in the department and who have been displaced and who have jobs with more than 409 Hay points will be given twenty-one days notice in advance of the date of termination. These terminating employees will have the following severance package, which may only be modified by the Personnel Committee:

A.	One month’s pay for each year of service up to a maximum of 12 months.

B.	Terminating employees will be eligible for health, dental and life insurance benefits on the same basis as other terminating employees, in accordance with applicable laws. Health and dental insurance benefits may be changed or terminated.

C.	Terminating employees will receive pay for any accumulated vacation pay at the time of separation.

D.	Terminating employees will be given a separation interview at which a representative from Human Resources will be present. The following will be discussed at the separation interview:

a.	A general explanation of the staff reduction.

b.	The effective date of the employee’s termination.

c.	A discussion of KCL’s benefits, including severance pay and release.

d.	A discussion of the payment of any retirement benefits.

e.	A discussion of unemployment benefits.

f.	An exit interview.

4.	Employees receiving LTD disability benefits are not eligible for severance.

APPROVED:

/s/ Charles R. Duffy, Jr.

POLICY FOR EMPLOYEES DISPLACED THROUGH JOB ELIMINATION

It is the policy of Kansas City Life that if staff reductions occur, the following guidelines will be observed for those affected employee who have less than 410 Hay points:

1.	Departments will be reduced in size by either eliminating existing job or by reorganizing the department’s work and creating new jobs. In either case, the following factors will be considered in selecting employees to remain in the department:

A.	Job requirements/qualifications for the remaining or new job including but not limited to skills, knowledge, and ability to learn, and education requirements needed to perform the job.

B.	The employee’s employment history including but not limited to job experience, attitude, ability to learn and accomplishments on prior jobs.

C.	Current performance evaluations.

D.	Years of service.

2.	Employees selected to stay in the department, in remaining jobs or newly-created jobs, must perform the duties at an acceptable performance level within 90 days of the start date.

A.	Employees with jobs under 410 Hay points who have been displaced will be given notice that they have twenty-one days to make an election. Those employees may elect to voluntarily terminate and accept our severance package (see severance pay schedule attached hereto as Exhibit A).

A.	Terminating employees will be eligible for health, dental and life insurance benefits on the same basis as other terminating employees, in accordance with applicable laws. Health and dental insurance benefits may be changed or terminated.

B.	Terminating employees will receive pay for any accumulated vacation pay at the time of separation.

C.	Terminating employees will be given a separation interview at which a representative from Human Resources will be present. The following will be discussed at the separation interview:

a.	A general explanation of the staff reduction.

b.	The effective date of the employee’s termination.

c.	A discussion of KCL’s benefits, including severance pay and release.

d.	A discussion of the payment of any retirement benefits.

e.	A discussion of unemployment benefits.

f.	An exit interview.

4.	Employees receiving LTD disability benefits are not eligible for severance.

APPROVED:

/s/ Charles R. Duffy, Jr.